FNF Reports Fourth Quarter 2018 Diluted EPS of $0.16 and Adjusted Diluted EPS of $0.63, Pre-Tax Title Margin of 6.1% and Adjusted Pre-Tax Title Margin of 14.4%

Jacksonville, Fla. - (February 13, 2019) - Fidelity National Financial, Inc. (NYSE:FNF), a leading provider of title insurance and transaction services to the real estate and mortgage industries, today reported operating results for the three and twelve-month periods ended December 31, 2018.

•	Total revenue of approximately $1.7 billion in the fourth quarter versus $2.0 billion in the fourth quarter of 2017

•
Fourth quarter net earnings of $44 million and adjusted net earnings of $175 million versus net earnings from continuing operations of $246 million and adjusted net earnings from continuing operations of $170 million for the fourth quarter of 2017

•
Fourth quarter diluted EPS of $0.16 and adjusted diluted EPS of $0.63 versus diluted EPS from continuing operations of $0.88 and adjusted diluted EPS from continuing operations of $0.60 in the fourth quarter of 2017

•
Realized losses were $144 million in the fourth quarter versus realized gains of $2 million in the fourth quarter of 2017, primarily due to the adoption of a new accounting standard in 2018 that requires mark to market accounting treatment of equity and preferred stock securities and recognition of the related changes in fair value in realized gains and losses, whether the securities were disposed of in the quarter or continue to be held in our investment portfolio

Title

•	Total revenue of approximately $1.7 billion versus approximately $1.9 billion in total revenue in the fourth quarter of 2017

•	Pre-tax earnings of $102 million and adjusted pre-tax earnings of $258 million versus pre-tax earnings of $248 million and adjusted pre-tax earnings of $273 million in the fourth quarter of 2017

•	Pre-tax title margin of 6.1% and adjusted pre-tax title margin of 14.4% versus pre-tax title margin of 13.4% and adjusted pre-tax title margin of 14.7% in the fourth quarter of 2017

•	Fourth quarter purchase orders opened decreased 6% and purchase orders closed decreased 6% versus the fourth quarter of 2017

•
Total commercial revenue of $324 million, a 13% increase over total commercial revenue in the fourth quarter of 2017, driven by a 6% increase in closed orders and a 6% increase in total commercial fee per file; fourth quarter total commercial open orders decreased 1% compared to the prior year

•	Overall fourth quarter average fee per file of $2,803, a 16% increase versus the fourth quarter of 2017

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2018	150,000	69%	111,000	68%
November 2018	123,000	68%	95,000	70%
December 2018	106,000	65%	95,000	68%

Fourth Quarter 2018	379,000	67%	301,000	69%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
October 2017	167,000	61%	124,000	61%
November 2017	151,000	60%	114,000	61%
December 2017	127,000	59%	119,000	61%

Fourth Quarter 2017	445,000	60%	357,000	61%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
Fourth Quarter 2018 - Total Commercial	46,000	35,200	$324	$9,200
Fourth Quarter 2017 - Total Commercial	46,300	33,200	$288	$8,700

"The fourth quarter was a solid finish to a strong year for our title business, as we generated adjusted pre-tax title earnings of $258 million and a 14.4% adjusted pre-tax title margin," said Chairman William P. Foley, II. "For the full-year 2018, we generated adjusted pre-tax title earnings of nearly $1.1 billion and an adjusted pre-tax title margin of 14.8%. Additionally, fourth quarter total commercial revenue of $324 million was a company record, as was full-year 2018 total commercial revenue of $1.1 billion. We expect another strong performance from our commercial operations in 2019. We did experience some softness in the residential purchase market in the fourth quarter, as closed purchase orders declined by 6% versus the prior year. In response to that slowdown in the purchase market, we reduced staffing in our field operations by approximately 564 positions, or 5%, during the fourth quarter. As we enter 2019, we are optimistic that the strong economy, relatively stable mortgage rates, potentially slower home price appreciation and the possibility of increased residential supply will provide the backdrop for a restart of the strength in the residential purchase market that we saw for much of 2018.

"We continue to work through the regulatory process for the Stewart Information Services acquisition and are engaged in the Second Request related to the FTC's HSR regulatory review of the transaction. Unfortunately, the FTC informed us that no work related to the regulatory review occurred during the recent roughly month-long government shutdown. Also, on January 31, 2019, the New York State Department of Financial Services provided written notice of its disapproval of FNF's application to acquire control of Stewart Title Insurance Company, a New York domiciled title insurance underwriter that is licensed only in the State of New York. We are evaluating the appropriate course of action, which may include a discussion with the New York State Department of Financial Services to better understand its concerns and respond to the letter. We continue to believe the Stewart acquisition will create meaningful long-term value for our shareholders."

Conference Call
We will host a call with investors and analysts to discuss fourth quarter 2018 FNF results on Thursday, February 14, 2019, beginning at 1:00 p.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at fnf.com. The telephone replay will be available from 3:00 p.m. Eastern Time on February 14, 2019, through February 21, 2019, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 462490.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. (NYSE: FNF) is a leading provider of title insurance and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. More information about FNF can be found at fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, FNF has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include adjusted pre-tax earnings, adjusted pre-tax earnings from continuing operations, adjusted pre-tax earnings as a percentage of adjusted revenue (adjusted pre-tax title margin), adjusted pre-tax earnings from continuing operations as a percentage of adjusted revenue (adjusted pre-tax title margin from continuing operations), adjusted net earnings, adjusted net earnings from continuing operations, adjusted EPS and adjusted EPS from continuing operations.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries; the risk that the necessary regulatory approvals of our acquisition of Stewart Information Services Corporation ("Stewart") may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the closing conditions to the proposed Stewart merger may not be satisfied in a timely manner; the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the acquisition will not be realized; and other risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of FNF's Form 10-K and other filings with the Securities and Exchange Commission ("SEC").

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2018
Direct title premiums	$576	$576	$—
Agency title premiums	672	672	—
Escrow, title related and other fees	537	499	38
Total title and escrow	1,785	1,747	38

Interest and investment income	52	48	4
Realized gains and losses, net	(144)	(135)	(9)
Total revenue	1,693	1,660	33

Personnel costs	612	592	20
Agent commissions	513	513	—
Other operating expenses	395	359	36
Depreciation and amortization	44	38	6
Claim loss expense	56	56	—
Interest expense	12	—	12
Total expenses	1,632	1,558	74

Pre-tax earnings (loss)	$61	$102	$(41)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	144	135	9
Purchase price amortization	27	21	6
Transaction costs	4	—	4
Total non-GAAP adjustments before taxes	$175	$156	$19

Adjusted pre-tax earnings (loss)	$236	$258	$(22)
Adjusted pre-tax margin	12.8%	14.4%	—%

Pre-tax earnings (loss)	$61	$102	$(41)
Income tax expense (benefit)	16	26	(10)
Earnings from equity investments	1	1	—
Non-controlling interests	2	1	1

Net earnings (loss) attributable to FNF, Inc. common shareholders	$44	$76	$(32)

EPS attributable to FNF, Inc. common shareholders - basic	$0.16
EPS attributable to FNF, Inc. common shareholders - diluted	$0.16

FNF, Inc. weighted average shares - basic	274
FNF, Inc. weighted average shares - diluted	277

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$44	$76	$(32)

Total non-GAAP, pre-tax adjustments	$175	$156	$19
Income taxes on non-GAAP adjustments	(40)	(36)	(4)
Noncontrolling interest on non-GAAP adjustments	(4)	(3)	(1)
Total non-GAAP adjustments	$131	$117	$14

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$175	$193	$(18)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$0.63

Direct orders opened (000's)	379	379
Direct orders closed (000's)	301	301
Fee per file	$2,803	$2,803
Actual title claims paid	$58	$58

Cash flows provided by operations	$273

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2017
Direct title premiums	$572	$572	$—
Agency title premiums	695	695	—
Escrow, title related and other fees	668	547	121
Total title and escrow	1,935	1,814	121

Interest and investment income	38	38	—
Realized gains and losses, net	2	—	2
Total revenue	1,975	1,852	123

Personnel costs	638	611	27
Agent commissions	532	532	—
Other operating expenses	469	362	107
Depreciation and amortization	50	42	8
Claim loss expense	57	57	—
Interest expense	9	—	9
Total expenses	1,755	1,604	151

Pre-tax earnings (loss) from continuing operations	$220	$248	$(28)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(2)	—	(2)
Purchase price amortization	31	25	6
Spin-off costs	1	—	1
Total non-GAAP adjustments before taxes	$30	$25	$5

Adjusted pre-tax earnings (loss) from continuing operations	$250	$273	$(23)
Adjusted pre-tax margin from continuing operations	12.7%	14.7%	—%

Pre-tax earnings (loss) from continuing operations	$220	$248	$(28)

Income tax benefit	(23)	(16)	(7)
Earnings from equity investments	3	3	—
Loss from discontinued operations, net of tax	(10)	—	(10)
Non-controlling interests	(2)	1	(3)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$238	$266	$(28)

Net (loss) earnings attributable to FNFV Group common shareholders	$(8)	$—	$(8)
Net earnings (loss) attributable to FNF Group common shareholders	$246	$266	$(20)

EPS from continuing operations attributable to FNF, Inc. common shareholders - basic	$0.90
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.88

FNF, Inc. weighted average shares - basic	272
FNF, Inc. weighted average shares - diluted	281

FIDELITY NATIONAL FINANCIAL, INC.
FOURTH QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Three Months Ended
December 31, 2017
Net earnings (loss) attributable to FNF, Inc. common shareholders	$238	$266	$(28)

Loss from discontinued operations, net of tax	(10)	—	(10)
Non-controlling interests of discontinued operations	(2)	—	(2)

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$246	$266	$(20)

Total non-GAAP, pre-tax adjustments	$30	$25	$5
Income taxes on non-GAAP adjustments	(10)	(8)	(2)
Noncontrolling interest on non-GAAP adjustments	(3)	(3)	—
Tax reform	(93)	(103)	10
Total non-GAAP adjustments	$(76)	$(89)	$13

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$170	$177	$(7)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$0.60

Direct orders opened (000's)	445	445
Direct orders closed (000's)	357	357
Fee per file	$2,425	$2,425
Actual title claims paid	$63	$63

Cash flows provided by operations	$183

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2018
Direct title premiums	$2,221	$2,221	$—
Agency title premiums	2,690	2,690	—
Escrow, title related and other fees	2,615	2,189	426
Total title and escrow	7,526	7,100	426

Interest and investment income	177	170	7
Realized gains and losses, net	(109)	(110)	1
Total revenue	7,594	7,160	434

Personnel costs	2,538	2,430	108
Agent commissions	2,059	2,059	—
Other operating expenses	1,801	1,421	380
Depreciation and amortization	182	154	28
Claim loss expense	221	221	—
Interest expense	43	—	43
Total expenses	6,844	6,285	559

Pre-tax earnings (loss)	$750	$875	$(125)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	109	110	(1)
Purchase price amortization	109	87	22
Transaction costs	17	—	17
Sales tax contingency	6	6	—
Other adjustments	3	1	2
Total non-GAAP adjustments before taxes	$244	$204	$40

Adjusted pre-tax earnings (loss)	$994	$1,079	$(85)
Adjusted pre-tax margin	12.9%	14.8%	—%

Pre-tax earnings (loss)	$750	$875	$(125)

Income tax expense (benefit)	120	163	(43)
Earnings from equity investments	5	4	1
Non-controlling interests	7	8	(1)

Net earnings (loss) attributable to FNF, Inc. common shareholders	$628	$708	$(80)

EPS attributable to FNF, Inc. common shareholders - basic	$2.30
EPS attributable to FNF, Inc. common shareholders - diluted	$2.26

FNF, Inc. weighted average shares - basic	273
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2018
Net earnings (loss) attributable to FNF, Inc. common shareholders	$628	$708	$(80)

Total non-GAAP, pre-tax adjustments	$244	$204	$40
Income taxes on non-GAAP adjustments	(55)	(46)	(9)
Noncontrolling interest on non-GAAP adjustments	(14)	(11)	(3)
Change in tax estimate	(45)	(45)	—
Black Knight tax contingency	(8)	—	(8)
Total non-GAAP adjustments	$122	$102	$20

Adjusted net earnings (loss) attributable to FNF, Inc. common shareholders	$750	$810	$(60)

Adjusted EPS attributable to FNF, Inc. common shareholders - diluted	$2.70

Direct orders opened (000's)	1,818	1,818
Direct orders closed (000's)	1,315	1,315
Fee per file	$2,585	$2,585
Actual title claims paid	$223	$223

Cash flows provided by operations	$943

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

Twelve Months Ended	Consolidated	Title	Corporate and Other
December 31, 2017
Direct title premiums	$2,170	$2,170	$—
Agency title premiums	2,723	2,723	—
Escrow, title related and other fees	2,637	2,181	456
Total title and escrow	7,530	7,074	456

Interest and investment income	131	131	—
Realized gains and losses, net	2	6	(4)
Total revenue	7,663	7,211	452

Personnel costs	2,460	2,366	94
Agent commissions	2,089	2,089	—
Other operating expenses	1,781	1,404	377
Depreciation and amortization	183	159	24
Claim loss expense	238	238	—
Interest expense	48	—	48
Total expenses	6,799	6,256	543

Pre-tax earnings (loss) from continuing operations	$864	$955	$(91)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	(2)	(6)	4
Management fee	1	1	—
Purchase price amortization	113	94	19
Spin-off costs	4	—	4
Sales tax contingency	3	3	—
Other adjustments	1	1	—
Total non-GAAP adjustments before taxes	$120	$93	$27

Adjusted pre-tax earnings (loss) from continuing operations	$984	$1,048	$(64)
Adjusted pre-tax margin from continuing operations	12.8%	14.5%	—%

Pre-tax earnings (loss) from continuing operations	$864	$955	$(91)

Income tax expense (benefit)	235	274	(39)
Earnings from equity investments	10	10	—
Earnings from discontinued operations, net of tax	155	—	155
Non-controlling interests	23	1	22

Net earnings attributable to FNF, Inc. common shareholders	$771	$690	$81

Net earnings attributable to FNFV Group common shareholders	$109	$—	$109
Net earnings (loss) attributable to FNF Group common shareholders	$662	$690	$(28)
Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$639	$690	$(51)
EPS attributable to FNF, Inc. common shareholders - basic	$2.44
EPS attributable to FNF, Inc. common shareholders - diluted	$2.38
EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.30
FNF, Inc. weighted average shares - basic	271
FNF, Inc. weighted average shares - diluted	278

FIDELITY NATIONAL FINANCIAL, INC.
YTD SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Consolidated	Title	Corporate and Other
Twelve Months Ended
December 31, 2017
Net earnings attributable to FNF, Inc. common shareholders	$771	$690	$81

Earnings from discontinued operations, net of tax	155	—	155
Non-controlling interests of discontinued operations	23	—	23

Net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$639	$690	$(51)

Total non-GAAP, pre-tax adjustments	$120	$93	$27
Income taxes on non-GAAP adjustments	(40)	(30)	(10)
Noncontrolling interest on non-GAAP adjustments	(13)	(13)	—
Nondeductible income taxes on litigation and regulatory settlements	21	21	—
Tax Reform	(93)	(103)	10
Total non-GAAP adjustments	$(5)	$(32)	$27

Adjusted net earnings (loss) from continuing operations attributable to FNF, Inc. common shareholders	$634	$658	$(24)

Adjusted EPS from continuing operations attributable to FNF, Inc. common shareholders - diluted	$2.28

Direct orders opened (000's)	1,942	1,942
Direct orders closed (000's)	1,428	1,428
Fee per file	$2,346	$2,346
Actual title claims paid	$231	$231

Cash flows provided by operations	$871

FIDELITY NATIONAL FINANCIAL, INC.
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q4 2018	Q3 2018	Q2 2018	Q1 2018	Q4 2017	Q3 2017	Q2 2017	Q1 2017
Quarterly Open Orders ('000's except % data)
Total open orders*	379	456	505	478	445	501	524	472
Total open orders per day*	6.0	7.2	7.9	7.7	7.2	8.0	8.2	7.6
Purchase % of open orders	67%	69%	71%	66%	60%	62%	66%	64%
Refinance % of open orders	33%	31%	29%	34%	40%	38%	34%	36%
Total closed orders*	301	339	362	313	357	367	370	334
Total closed orders per day*	4.8	5.4	5.7	5.0	5.8	5.8	5.8	5.4
Purchase % of closed orders	69%	71%	71%	62%	61%	65%	67%	58%
Refinance % of closed orders	31%	29%	29%	38%	39%	35%	33%	42%

Commercial (millions, except orders in '000's)
Total commercial revenue	$324	$271	$276	$230	$288	$250	$261	$224
Total commercial open orders	46.0	48.9	54.2	52.8	46.3	48.3	50.8	49.4
Total commercial closed orders	35.2	31.2	35.1	31.5	33.2	33.4	33.6	30.0

National commercial revenue	$189	$150	$147	$122	$165	$138	$148	$127
National commercial open orders	19.1	19.8	23.0	21.1	19.0	19.9	22.0	21.1
National commercial closed orders	13.2	12.0	12.9	11.2	12.1	13.1	13.3	11.2

Total Fee Per File
Fee per file	$2,803	$2,623	$2,579	$2,344	$2,425	$2,368	$2,428	$2,148
Residential and local commercial fee per file	$2,275	$2,261	$2,253	$2,027	$2,032	$2,066	$2,104	$1,829
Residential fee per file	$1,955	$2,008	$2,012	$1,789	$1,784	$1,856	$1,895	$1,623
Total commercial fee per file	$9,200	$8,700	$7,900	$7,300	$8,700	$7,500	$7,800	$7,500
National commercial fee per file	$14,400	$12,500	$11,400	$10,900	$13,600	$10,500	$11,100	$11,300

Total Staffing
Total field operations employees	10,200	10,800	11,000	10,900	11,200	11,700	11,300	11,000
* Includes an immaterial number of non-purchase and non-refinance orders

FIDELITY NATIONAL FINANCIAL, INC.
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF, Inc. December 31, 2018	FNF, Inc. December 31, 2017
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,806	$4,481
Goodwill	2,726	2,746
Title plant	405	398
Total assets	9,301	9,151
Notes payable	836	759
Reserve for title claim losses	1,488	1,490
Secured trust deposits	822	830
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	(2)	20
Total equity and non-controlling interests	4,972	4,811
Total equity attributable to common shareholders	4,630	4,447

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